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                                                                   Exhibit 10.18

                      CONSENT AND ACKNOWLEDGEMENT AGREEMENT

     This CONSENT AND ACKNOWLEDGEMENT AGREEMENT, dated as of January 23, 2004 (as amended, supplemented, restated or otherwise modified from time to time, this "AGREEMENT") is made by Hard Rock Hotel Licensing, Inc., a Florida corporation ("HRL"), and Hard Rock Cafe International (STP), Inc., a New York corporation (together with HRL, the "LICENSORS"), Premier Entertainment Biloxi LLC, a Delaware limited liability company ("PREMIER"), Premier Finance Biloxi Corp., a Delaware corporation (collectively with Premier, the "ISSUERS"), U.S. Bank National Association, a national banking association (the "TRUSTEE"), GAR, LLC, a Mississippi limited liability company ("GAR"), AA Capital Biloxi Co-Investment Fund, L.P., a Delaware limited partnership ("AA CAPITAL BILOXI") and AA Capital Equity Fund, L.P., a Delaware limited partnership (collectively with AA Capital Biloxi, "AA CAPITAL").

                                    AGREEMENT

     In consideration of the promises contained herein, the parties hereby agree as follows:

1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Security Agreement (as hereinafter defined).

2. CONSENT TO PLEDGE OF HARD ROCK DOCUMENTS. Licensors hereby consent to the pledge, collateral assignment and transfer made by Premier in favor of the Trustee of Premier's right, title and interest in and to the Hard Rock Documents, pursuant to that certain Pledge and Security Agreement, dated as of even date herewith (the "SECURITY AGREEMENT").

3. CONSENT TO ADDITIONAL PLEDGE. To the extent Licensors' consent is required under the Hard Rock Documents, and subject to the terms and conditions of this Agreement, Licensors hereby consent to: (a) the pledge, collateral assignment and transfer by Premier of the collateral described in the following documents: (i) that certain Intercreditor Agreement dated as of even date herewith by and among the Issuers, the Trustee and Rank America, Inc., a Delaware corporation (the "INTERCREDITOR AGREEMENT"); (ii) that certain Construction Deed of Trust, Leasehold Deed of Trust and Fixture Filing, with Assignment of Leases and Rents on or about the date hereof (the "DEED OF TRUST"); and (iii) that certain Preferred Ship Mortgage to be entered into upon completion of the casino vessel (the "SHIP MORTGAGE"); and (b) the pledge of all of the membership interests in Premier (the "MEMBERSHIP INTERESTS") made by GAR and AA Capital, to the Trustee in accordance with that certain Membership Interest Pledge and Security Agreement dated as of even date herewith (the "MEMBERSHIP PLEDGE AGREEMENT," and together with the Security Agreement, the Intercreditor Agreement, the Deed of Trust and the Ship Mortgage, the "INDENTURE TRANSACTION DOCUMENTS").

4.   ACKNOWLEDGEMENT OF LICENSORS. Licensors recognize and agree that:

     4.1. the Trustee is a Secured Party, as defined in Section 24(A) of the License Agreement;

     4.2. the Trustee is entitled to all rights of a Secured Party pursuant to
          Section 24 of the License Agreement;

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     4.3. the Trustee does not assume any of the Issuers' obligations, liabilities or duties under the Indenture Transaction Documents, including, but not limited to, any indemnification or other payment obligations (and the Trustee shall not be liable or responsible for any of the foregoing) merely by the execution and delivery of this Agreement;

     4.4. to the best of Licensors' actual knowledge, no assignment of the Indenture Transaction Documents or any interest therein (collaterally or otherwise) has been made, other than to the Trustee and AA Capital; and

5.   ACKNOWLEDGEMENT OF THE TRUSTEE. The Trustee acknowledges that:

     5.1. the Trustee shall not amend or modify the Security Agreement without the prior written consent of Licensors, which consent shall not be unreasonably withheld, conditioned or delayed;

     5.2. the Trustee shall not assign or otherwise transfer its interest in the Security Agreement, to the extent the same applies to the Hard Rock Documents or the rights or interests created therein, without the prior written consent of Licensors, which consent shall not be unreasonably withheld, conditioned or delayed;

     5.3. neither the Security Agreement nor this Agreement shall cause, result in or in any way be deemed a subordination of Licensors' rights under the Hard Rock Documents to the rights of the Trustee. The Security Agreement and the rights, title and interest of the Trustee therein are subject in all respects to the terms and conditions of the Hard Rock Documents, including, but not limited to the Pledge Provisions. To the extent of any conflict or inconsistency between the terms and conditions of the Security Agreement and those of the Hard Rock Documents, the terms of the Hard Rock Documents shall prevail. In all events, the Security Agreement shall be interpreted and construed in a manner which gives full and complete meaning to each provision of the Hard Rock Documents;

     5.4. all receivers appointed by the Trustee in accordance with Section 7 of the Security Agreement are subject to the prior written consent of Licensors, which consent shall not be unreasonably withheld, conditioned or delayed;

     5.5. during the term of the License Agreement, the licensee under the License Agreement, the lessee under the Memorabilia Lease, the Landlord under the Cafe Lease Agreement and the Retail Store Lease Agreement, and the owner of the Project (as defined in the License Agreement) shall be the same "PERSON" (as defined in the License Agreement) or an entity controlled by such Person;

     5.6. in the event of a foreclosure and subsequent sale or deed in lieu of foreclosure to the Trustee or another Person of the Membership Interests pursuant to the Membership Pledge Agreement (the Person (including the Trustee) so acquiring Premier's interest in the License Agreement being referred to herein as the "PURCHASER"), an "Event of Default" shall be deemed to have occurred under the License Agreement, unless all of the following conditions are met:

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               (i)  the Purchaser meets all of the following criteria (any
          Purchaser meeting all of the following criteria shall be referred to herein as an "APPROVED PURCHASER"):

                    (a) the Purchaser has a net worth of at least ten million dollars ($10,000,000.00);

                    (b) the Purchaser (and its constituent partners, major shareholders (defined as holding at least ten percent (10%) of the voting securities of the Purchaser), senior executive officers and other controlling Persons, if appropriate) has not been convicted of a felony, and no such Person has been refused a gaming license (and not subsequently revoked) or had a gaming license revoked (and not subsequently restored) in any jurisdiction of the United States; and

                    (c) neither the Purchaser nor any of its Affiliates or any of their respective constituent partners, major shareholders, senior executive officers and other controlling Persons, if appropriate is an HRL Competitor (as defined in the License Agreement); and

               (ii) the Purchaser possesses management ability and experience and a well-established reputation for quality management in the hotel/gaming industry as determined by HRL in its reasonable discretion, or, within ninety (90) days after foreclosure or transfer in-lieu of foreclosure of the Membership Interests, has entered into a contract for the management of the Project (as such term is defined in the License Agreement) by a Person who possesses such ability, experience and reputation, in accordance with the standards set forth in Section 5(Q) of the License Agreement, which is reasonably acceptable to HRL.

          Upon such "Event of Default" under the License Agreement, after providing written notice to the Purchaser, but not an opportunity to cure, HRL will be entitled to exercise all of its remedies under the License Agreement.

     5.7. Except as permitted in Section 16 of the License Agreement and Section
          5.6 of this Agreement, any assignment, sale or other transfer of the Membership Interests shall be deemed null and void and of no force or effect.

     5.8. Except as expressly set forth herein with respect to the pledge of the Membership Interests, no provision in the Ship Mortgage, Deed of Trust or Membership Pledge Agreement shall amend, alter, abridge or suspend any of the terms and conditions of the Hard Rock Documents.

6. ONE-TIME RIGHT TO ELECT NOT TO FORECLOSE ON THE LICENSE AGREEMENT, CAFE LEASE AGREEMENT, RETAIL LEASE AGREEMENT AND MEMORABILIA LEASE.

     6.1. Notwithstanding any provision to the contrary contained in Section 24 of the License Agreement or this Agreement, if the Trustee desires to the foreclose any of the security interests or liens on some or all of the Collateral or the Land, the Trustee shall have the right to elect not to foreclose on the License Agreement and the Memorabilia Lease by providing written notice to HRL (an "ELECTION NOTICE") of such election prior to the

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          publication of notice pursuant to Mississippi Code Section 89-1-55 (or any successor statute, as amended from time to time) of an intent to non-judicially foreclose, or filing of the first foreclosure action by the Trustee to judicially foreclose, its interest in any or all of the Collateral (a "FORECLOSURE COMMENCEMENT"). If the Trustee fails to provide an Election Notice prior to a Foreclosure Commencement, and the Trustee subsequently completes a foreclosure on any of the Collateral or the Land, then the Trustee shall be obligated to foreclose on the License Agreement and the Memorabilia Lease in accordance with this Agreement. If the Trustee timely provides an Election Notice: (i) Trustee's right to foreclose on the License Agreement and the Memorabilia Lease, and all restrictions or prohibitions contained in this Agreement and/or Section 24 of the License Agreement related to the right of HRL to terminate the License Agreement and the Memorabilia Lease, enter into a new lease, terminate or abate any other right of HRL under the License Agreement and the Memorabilia Lease or otherwise provide an accommodation to the Trustee shall be deemed null and void, unless such foreclosure action is dismissed, abandoned or is otherwise resolved without title to the Facility being conveyed by foreclosure, non-judicial foreclosure, in lieu of foreclosure or otherwise, and (ii) upon conveyance of the Facility in connection with such foreclosure action by judicial or non-judicial foreclosure, by conveyance in lieu of foreclosure or otherwise, all right, title and interest of the Trustee in the License Agreement and the Memorabilia Lease and the right of the Trustee to foreclose thereon and all restrictions or prohibitions contained in this Agreement and/or Section 24 of the License Agreement related to the right of HRL to terminate the License Agreement, enter into a new lease, terminate or abate any other right of HRL under the License Agreement or otherwise provide an accommodation to the Trustee, shall be deemed null and void.

     6.2. If the Trustee provides an Election Notice and title to the Facility is conveyed by judicial or non-judicial foreclosure or conveyance in lieu of foreclosure, then no later than thirty (30) days after title to the Facility is conveyed by or in lieu of foreclosure, then the Person who succeeds to the interests of the owner of the Facility shall, at the its sole cost and expense (i) perform the obligations of the Licensee under Sections 15(B) and (C) of the License Agreement, and (ii) record among the public records of Harrison County, Mississippi, a document prohibiting the Property from being used or operated, in whole or in part, by a HRL Competitor for a period of two
          (2) years following the date of conveyance of title to the Facility. The form and content of the document creating such restriction shall be subject to the prior written approval of HRL, which approval shall not be unreasonably withheld. If such successor fails to perform either of the foregoing obligations within the time period specified above, HRL shall have the right to perform such actions on behalf of such successor, whereupon such successor shall reimburse HRL for 115% of the actual cost so incurred by HRL.

7. TERMINATION RIGHTS. If HRL intends to exercise its rights to terminate the License Agreement under Section 14(A)(xiii) of the License Agreement because Premier is in default under any obligation to a Secured Party, HRL must first provide the Trustee a written notice of HRL's intent to exercise such rights (the "DEFAULT NOTICE"). HRL shall not exercise its rights to terminate the License Agreement under Section 14(A)(xiii) of the License Agreement unless: (a) the Trustee shall have delivered an Election Notice to HRL; or (b) both of the following circumstances exist:

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          (i)  such default by Premier under any obligation to a Secured Party shall be continuing; and

          (ii) any of the following circumstances exists:

               (A) on or after the sixtieth (60th) day after Trustee receives the Default Notice (the date upon which Trustee receives the Default Notice being the "Default Notice Date"):

                    (1)  a Foreclosure Commencement has not occurred; and

                    (2) Trustee has not been enjoined or stayed from causing a Foreclosure Commencement to occur within fifty-five
                         (55) days after the Default Notice Date; or

               (B) at any time after a Foreclosure Commencement has occurred, but before title to the Facility is conveyed by judicial or non-judicial foreclosure or deed in lieu of foreclosure, Trustee ceases to use diligent good faith efforts to cause title to the Facility to be conveyed by judicial or non-judicial foreclosure or deed in lieu of foreclosure; or

               (C) on or after, the day that is eleven (11) months after the Default Notice Date, title to the Facility has not been conveyed as permitted herein by judicial or non-judicial foreclosure or deed in lieu of foreclosure.

     In no event shall this paragraph 7 restrict HRL's right to terminate the License Agreement under any provision of the License Agreement other than
     Section 14(A)(xiii), including, for example, when Premier's uncured breach of any obligation to HRL under the License Agreement is also a default by Premier under any obligation to a Secured Party.

8. NO ABRIDGEMENT OF RIGHTS. Nothing contained in this Agreement shall be construed so as to affect the rights of the Licensors, or either of them, to pursue any claims or to assert any rights or defense which they may have involving any of the Hard Rock Documents.

9. NOTICES. All notices required by this Agreement shall be given in writing and shall be deemed to have been duly given for all purposes when:

     9.1. deposited in the United States mail (by registered or certified mail, return receipt requested, postage prepaid); or

     9.2. deposited with a nationally recognized overnight delivery service such as Federal Express or Airborne

     Each notice must be directed to the party to receive it at its address stated below or at such other address as may be substituted by notice given as provided in this section.

               The addresses are:

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               TRUSTEE:        U.S. BANK NATIONAL ASSOCIATION
                               60 Livingston Avenue
                               St. Paul, MN 55107-2292
                               Attn:  Frank Leslie
                               Telephone:  (651) 495-3913
                               Facsimile:  (651) 495-8097

               LICENSORS:      HARD ROCK HOTEL LICENSING, INC.
                               6100 Old Park Lane
                               Orlando, Florida 32835
                               Attention: Vice President, Business Affairs
                               Telephone No.: (407) 445-7625
                               Facsimile No.: (407) 445-7630

                               With a copy to:

                               Akerman Senterfitt
                               Citrus Center, 17th Floor
                               255 South Orange Avenue
                               Orlando, Florida 32801-3483
                               Attn: Eric B. Marks, Esquire

                               HARD ROCK CAFE INTERNATIONAL (STP), INC.
                               6100 Old Park Lane
                               Orlando, Florida 32835
                               Attention: Jay A. Wolszczak, Esquire
                               Vice President and General Counsel

                               With a copy to:

                               Akerman Senterfitt
                               Citrus Center, 17th Floor
                               255 South Orange Avenue
                               Orlando, Florida 32801-3483
                               Attn: Eric B. Marks, Esquire

               AA CAPITAL:     AA CAPITAL EQUITY FUND, L.P.
                               10 South LaSalle Street, Suite 3712
                               Chicago, IL 60603
                               Attn: Mr. Charles L. Wall Jr., Managing Director,
                               Telephone: 312-419-4783

                               AA CAPITAL BILOXI CO-INVESTMENT FUND, L.P.
                               10 South LaSalle Street, Suite 3712
                               Chicago, IL 60603
                               Attn: Mr. Charles L. Wall Jr., Managing Director,

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                               Telephone: 312-419-4783

                               With a copy to:

                               Duane Morris LLP
                               227 West Monroe, Suite 3400
                               Chicago, IL 60606
                               Attn: Brian P. Kerwin, Esq.
                               Telephone: 312-499-6737
                               Facsimile: 312-499-6701

               GAR:            GAR, LLC
                               11400 Reichold Road
                               Gulfport, Mississippi  39503
                               Attn:  Mr. Roy Anderson, III, Member
                               Telephone: 228-896-4000
                               Facsimile: 228-896-4078

                               With a copy to:

                               Balch & Bingham LLP
                               1310 Twenty-Fifth Avenue
                               (Post Office Box 130)
                               Gulfport, Mississippi 39501 (39502-0130)
                               Attn: Ricky J. Cox, Esquire
                               Telephone: 228-214-0411
                               Facsimile: 888-506-8674

               ISSUERS:        PREMIER ENTERTAINMENT BILOXI LLC
                               11400 Reichold Road
                               Gulfport, MS  39503
                               Attn: Joseph Billhimer
                               Telecopy No.: (228) 594-4021
                               Telephone No.: (228) 896-4078

                               With a copy to:

                               Duane Morris LLC
                               227 West Monroe Street, Suite 3400
                               Chicago, Illinois 60606
                               Attention:  Brian P. Kerwin, Esq.
                               Telecopy No.: (312) 499-6701
                               Telephone No.: (312) 499-6701

                               PREMIER FINANCE BILOXI CORP

                                                               EXECUTION VERSION

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                               11400 Reichold Road
                               Gulfport, MS  39503
                               Attn: Joseph Billhimer
                               Telecopy No.: (228) 594-4021
                               Telephone No.: (228) 896-4078

     Copies of notices sent to the parties' attorneys or other parties are courtesy copies, and failure to provide such copies shall not affect the effectiveness of a notice given hereunder.

10. COUNTERPART EXECUTION; FACSIMILE COPIES. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together constitute one and the same instrument. Fax signatures hereto shall be deemed as legally effective as a signed original.

11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the permitted assigns or successors in interest of the Trustee and each Licensor.

12. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to conflicts of law or choice of law principles.

13. RIGHT TO LIEN. If the Trustee, any transferee or any successor fails to make a payment to either or both of the Licensors on or before the date specified herein for such person or entity to make such payment, Licensors shall be entitled to a lien against the Land in the amount of such payment, together with interest at the maximum rate permitted by law accruing from the date such payment is due until the date paid. The lien granted herein shall not be subject to extinguishment by foreclosure or reforeclosure by Trustee or any transferee or successor.

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     IN WITNESS WHEREOF, the parties hereto have caused this Consent and
Acknowledgement Agreement to be duly executed this 23rd day of January, 2004.

                              TRUSTEE:

                              U.S. BANK NATIONAL ASSOCIATION,
                              a national banking association


                              By: /s/ Frank P. Leslie
                                 -----------------------------------
                                 Name: Frank P. Leslie
                                      ------------------------------
                                 Title: Vice President
                                       -----------------------------


                              LICENSORS:

                              HARD ROCK HOTEL LICENSING, INC.,
                              a Florida corporation


                              By: /s/ Jay Wolszczak
                                 -----------------------------------
                                 Name: Jay Wolszczak
                                      ------------------------------
                                 Title: Vice President
                                       -----------------------------


                              HARD ROCK CAFE INTERNATIONAL (STP), INC., a New York corporation


                              By: /s/ Jay Wolszczak
                                 -----------------------------------
                                 Name: Jay Wolszczak
                                      ------------------------------
                                 Title: Vice President
                                       -----------------------------


                              PLEDGORS:

                              GAR, LLC,
                              a Mississippi limited liability company


                                 Name: /s/ Roy Anderson, III
                                      ------------------------------
                                 Title: Authorized Member
                                       -----------------------------

                                                               EXECUTION VERSION

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                              AA CAPITAL EQUITY FUND, L.P.,
                              a Delaware limited partnership

                              By: AA Private Equity Investors Management LLC, a Delaware limited liability company
                              Its: General Partner


                                   By: /s/ John A. Orecchio
                                      ------------------------------
                                      Name: John A. Orecchio
                                           -------------------------
                                      Title: President
                                            ------------------------


                              AA CAPITAL BILOXI CO-INVESTMENT FUND, L.P., a Delaware limited partnership

                              By: AA Private Equity Investors Management LLC, a Delaware limited liability company
                              Its: General Partner


                                   By: /s/ John Orecchio
                                      ------------------------------
                                      Name: John A. Orecchio
                                           -------------------------
                                      Title: President
                                            ------------------------

                                                               EXECUTION VERSION